SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 15, 2003

Dex Media East LLC

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

333-102395	42-1554575
(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

Not Applicable

(Former name or former address, if changed since last report)

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial Statements of Businesses Acquired.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits

	99.1	Press release, dated August 15, 2003.

Item 12.		Results of Operations and Financial Condition.

This Form 8-K/A amends and restates in its entirety the Form 8-K filed by the Registrant on August 12, 2003.  The Form 8-K furnished a press release as Exhibit 99.1 reporting results for the Registrant’s second quarter ended June 30, 2003.  This Form 8-K/A is being filed to correct the press release which contained an error relating to the Registrant’s net loss (excluding the effects of purchase accounting) for the second quarter ended June 30, 2003.

All of the information in this Form 8-K/A and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media East LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 21, 2003

DEX MEDIA EAST LLC

By:	/S/ ROBERT M. NEUMEISTER, JR.
Robert M. Neumeister, Jr.
Chief Financial Officer and Executive Vice President
(duly authorized officer)